                                                                 EXHIBIT 10.30


















Pages containing material for which confidential treatment has been requested are stamped "Material omitted pursuant to a request for confidential treatment and filed separately with the Commission." The appropriate sections have been marked at the appropriate places with a star [*].

                TRANSFER OF ASSETS AND ASSIGNMENT OF CONTRACTS
                                    BETWEEN
                           NOVUS INTERNATIONAL, INC.
                                      AND
                              ALCIDE CORPORATION

    This TRANSFER OF ASSETS AND ASSIGNMENT OF CONTRACTS ("Agreement") is made and entered into as of the 11th day of November 1998, by and between NOVUS INTERNATIONAL, INC., a Delaware corporation with its principal place of business at 530 Maryville Centre Drive, St. Louis, Missouri 63141 ("Novus"), and ALCIDE CORPORATION, a Delaware corporation with its principal place of business at 8561 154th Avenue NE, Redmond, Washington 98052 ("Alcide").

                                   RECITALS

       A. Novus and Alcide have entered into an Agreement, made effective as of May 21, 1997, as supplemented by a letter agreement dated May 20, 1997 and amended by a letter agreement dated August 3, 1998 (the "1997 Agreement"), with respect to commercialization of certain acidified sodium chlorite compositions to be used as an anti-microbial treatment marketed as the SANOVA-Registered Trademark- Food Quality System (the "SANOVA System") in chicken processing plants.

       B. Pursuant to the 1997 Agreement, Novus has given notice of termination of the 1997 Agreement effective November 30, 1998. In anticipation of such termination, Novus has agreed to sell certain assets and assign certain customer contracts to Alcide, and Alcide has agreed to purchase, or shall have an option right to purchase, such assets and assume such contracts, upon the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Novus and Alcide agree as follows:

1.     TRANSFER OF ASSETS

       1.1 Effective as of the close of business (5:00 p.m. St. Louis time) on November 30, 1998 (the "Effective Time"):

              (i) Subject to the terms of this Agreement, Novus hereby sells and assigns to Alcide and Alcide hereby purchases all of Novus' right, title and interest in and to the equipment and other assets identified in Exhibit A (the "Assets").

              (ii) The purchase price for the Assets is as set forth in Exhibit A, provided that in the event any Asset shall be materially damaged or destroyed prior to the Effective Time and Novus has not repaired or replaced the Asset (which Novus may use Spare Parts or

                                                "Material omitted pursuant to a
                                                request for confidential
                                                treatment and filed separately
                                                with the Commission."

Option Assets or other materials to effectuate), then Alcide may elect to either (a) exclude such Asset from the Assets being purchased under this Agreement or (b) purchase such Asset at a price to be equitably adjusted taking into account the damage thereto. Subject to Article 6, the purchase price for the Assets shall be paid by Alcide to Novus pursuant to the purchase terms set forth in Exhibit A, provided that, at Alcide's election, the full purchase price for any Asset may be paid by application to, and taking a current credit against, the [*] due under Section 5.1(i). At the Effective Time, Novus will provide Alcide with a Bill of Sale for the Assets in the form of Exhibit B hereto, and Alcide will execute appropriate financing statements covering all of the Assets providing a security interest therein in connection with any amounts due under this Agreement which have not been paid in full.

              (iii) Alcide shall take custody of the Assets and be responsible for all costs and risk of loss as of the Effective Time, prior to which Novus shall be responsible for all risk of loss and costs shall continue to be governed by the 1997 Agreement. Any personal property taxes or other taxes or charges will be prorated as of such date (based on a year of 365 days), and Novus and Alcide will each pay to the other, within 10 calendar days of receipt of a written request accompanied by copies of appropriate tax invoices or similar documentation, such amounts as are necessary to accomplish such proration.

       1.2    During the period ending at the close of business on November
30, 1999:

              (i) Alcide shall have the right to purchase from time to time other parts and equipment that Novus currently owns in connection with the 1997 Agreement identified in Exhibit C hereto (the "Option Assets").

              (ii) To exercise such right Alcide must provide written notice(s) to Novus no later than the close of business on November 30, 1999, specifying the Option Assets to be purchased. The Option Assets must be purchased in "unit" increments, as described in Exhibit C.

              (iii) The purchase price for the Option Assets will be as set forth in Exhibit C, and shall be paid to Novus with the written notice(s) referred to in Section 1.2(ii). Promptly after such payment, Novus shall promptly provide Alcide with a Bill of Sale similar in form to Exhibit B.

              (iv) Alcide shall take custody of, arrange for the storage of, or remove any Option Assets purchased within 10 days after the date of the written notice(s) referred to in Section 1.2(ii), and Alcide shall be liable for all storage and/or warehouse costs incurred by Novus after that period, and for any packing, shipping, transportation or similar costs or charges. Any personal property taxes or other taxes or charges will be prorated as of the earlier of the date on which Alcide takes custody or is required to take custody (based on a

                                                "Material omitted pursuant to a
                                                request for confidential
                                                treatment and filed separately
                                                with the Commission."

year of 365 days), and Novus and Alcide will each pay to the other, within 10 calendar days of receipt of a written request accompanied by copies of appropriate tax invoices or similar documentation, such amounts as are necessary to accomplish such proration.

2.     ASSIGNMENT OF AGREEMENTS

       2.1 Subject to the terms of this Agreement, as of the Effective Time Novus hereby assigns and transfers to Alcide all of its rights and obligations under the customer contracts identified on Exhibit D hereto (the "Assigned Contracts"), to the extent such rights and obligations accrue on or after the Effective Time.

       2.2 Subject to the terms of this Agreement, as of the Effective Time Alcide hereby accepts the assignment of the Assigned Contracts and agrees that it and its successors will assume and perform all obligations of Novus thereunder in accordance with the terms of the Assigned Contracts, to the extent such obligations accrue on or after the Effective Time.

       2.3 Novus will use commercially reasonable efforts to obtain consent to the Assignment of the SANOVA System Agreement with [*] as soon as possible. If such consent has not been obtained by the Effective Time:

              (i) Such SANOVA System Agreement shall not be included within the Assigned Contracts under this Agreement, shall be deemed deleted from Exhibit D and shall not be assigned to Alcide.

              (ii) The Assets identified in Item II(iii) of Exhibit A shall be treated as Option Assets rather than Assets, with the purchase thereof (including without limitation payment of the purchase price therefore) governed by the provisions of Section 1.2 rather than by Section 1.1 at the total purchase price set forth in Item II(iii) of Exhibit A.

              (iii) All references to the [*] shall be deemed deleted from this Agreement.

       2.4 Notwithstanding the provisions of Sections 2.1 and 2.2, and except to the extent covered by Section 6 of the 1997 Agreement, Alcide shall not assume, succeed to and be obligated to perform, and Novus shall be responsible for, any liability or obligation, arising out of any or all of the following:

              (i) any breach by Novus of the Assigned Contracts or failure by Novus to discharge or perform any liability or obligation, in each such case to the extent arising prior to the Effective Time, but not including any breach arising out of the assignment; and

              (ii) any claim, demand, cause of action, suit, proceeding, arbitration or investigation resulting from any act or omission of Novus prior to the Effective Time.

       2.5 Alcide will seek to replace all Assigned Contracts with agreements directly between Alcide and the customers on commercially reasonable terms as soon as possible, which agreements would terminate the replaced Assigned Contracts. Alcide will not extend or renew any Assigned Contract unless Novus receives from the customer a written full and unconditional release releasing Novus from any and all obligations and liabilities thereunder.

       2.6 Within ten days after the date of this Agreement and prior to the Effective Time, John Richards from Alcide and an appropriate representative from Novus shall together seek to meet with each customer under an Assigned Contract in order to discuss and arrange for a smooth transition of service and equipment from Novus to Alcide effective November 30, 1998. In addition, prior to the Effective Time Novus shall reasonably cooperate and otherwise reasonably assist Alcide in making arrangements for the customer's transition.

3.     REPRESENTATIONS AND WARRANTIES

       3.1 Novus and Alcide each represent and warrant to the other that it has all necessary corporate power and authority to enter into this Agreement and carry out its obligations hereunder.

       3.2 Novus represents and warrants to Alcide that on the date hereof and, with respect to specific Assets, Option Assets and Assigned Contracts, the date of transfer of such Assets, Option Assets and Assigned Contracts:
(a) it holds good and marketable title in and to the Assets and the Option Assets, free and clear of any liens, encumbrances, claims or other restrictions; (b) the sale, assignment and transfer of the Assets, Option Assets and Assigned Contracts will not result in any lien, claim or encumbrance arising out of any action taken by Novus and will not violate, conflict with, result in a breach of, or constitute a default under any contract or judgment to which Novus is a party; (c) true and complete copies of the Assigned Contracts, including all amendments or modifications thereof through the date of this Agreement, are attached as Exhibit D hereto, and Novus will not further amend or modify any of the Assigned Contracts prior to the Effective Time without Alcide's prior written consent (which will not be unreasonably withheld); and (d) Novus has not received any written notice of any claim under any of the Assigned Contracts.

       3.3 EXCEPT AS SET FORTH IN THIS AGREEMENT, NOVUS MAKES NO OTHER WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE ASSETS, THE OPTION ASSETS OR THE ASSIGNED CONTRACTS, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE ASSETS AND THE OPTION ASSETS ARE BEING SOLD AND ASSIGNED TO ALCIDE "AS IS, WHERE IS".

                                                "Material omitted pursuant to a
                                                request for confidential
                                                treatment and filed separately
                                                with the Commission."

4.     INDEMNIFICATION

       It is recognized and agreed that the indemnification provisions of
Section 6 of the 1997 Agreement survive.

5.     ADDITIONAL MATTERS RELATED TO 1997 AGREEMENT

       5.1 Certain disagreements have arisen between Alcide and Novus with respect to the 1997 Agreement. In order to settle such disagreements, the parties have agreed as follows:

              (i) Novus shall pay Alcide the [*] minimum payment due for the period ending August 31, 1998 upon the earlier of (a) satisfaction of all "COP Conditions" (as defined in Article 6) or (b) November 30, 1999.

              (ii) Alcide shall pay to Novus the amount due Novus as reflected in item II(b) of Exhibit E upon the earlier of (a) satisfaction of all COP Conditions or (b) November 30, 1999, which amount will be offset against the payment due pursuant to Section 5.1(i).

              (iii) On November 30, 1998, (a) Novus shall pay to Alcide the sum of all amounts due Alcide as reflected in item I of Exhibit E, which amounts relate to raw materials, and (b) Alcide will pay Novus for raw materials pursuant to item III of Exhibit A and its share of cost of goods sold pursuant to item II(a) of Exhibit E. Such payments shall be subject to reconciliation pursuant to Section 5.2.

              (iv) As soon as practicable following the Effective Time, Novus will provide to Alcide copies of the reports, dossiers and translations associated with items II (b) (4) and (5) of Exhibit E. In the event any applications or dossiers relating to use of the Assets or the performance of the Assigned Contracts are pending with any governmental authorities as of the Effective Time, Novus will use commercially reasonable efforts to assign such applications and dossiers to Alcide, and following the Effective Time Alcide will assume all responsibility for them.

       5.2 As soon as practicable, and in any event within 30 days following the Effective Time, the parties will determine the actual costs incurred with respect to items III and IV of Exhibit A and items I(b) and II
(a) on Exhibit E, and Novus will pay to Alcide or Alcide will pay to Novus, as appropriate, the difference between the estimated amounts noted on Exhibit A and E and the actual costs incurred.

                                                "Material omitted pursuant to a
                                                request for confidential
                                                treatment and filed separately
                                                with the Commission."

       5.3 On November 30, 1998, Novus will deliver to Alcide executed assignments in the forms attached hereto as Exhibit F, transferring to Alcide rights to the SANOVA-Registered Trademark- trademark, and Alcide shall pay Novus the sum of [*]. Such assignment will be pursuant to the following terms and conditions:

              (i) Novus will assign to Alcide all of Novus' ownership rights in the trademark "SANOVA" for anti-microbial treatment for meats, poultry, fish, eggs, fruits and vegetables and related products and services throughout the world, and the goodwill associated with such trademark, including U.S. Trademark Registration No. 2,182,024 and all foreign trademark applications and registrations.

              (ii) Novus and Alcide will execute any other documents which the other might reasonably request to effect the above described transfer of the trademarks in the appropriate Trademark Offices or to otherwise reflect this Agreement.

              (iii) Novus will retain all rights to the "SANOVA" trademark until the Effective Time, including without limitation for use in the poultry processing in connection with the performance of the 1997 Agreement.

              (iv) Except as provided in this Section 5.3, Alcide shall have no right, title, interest or license to use, and shall discontinue any use of, any Novus trademarks or servicemarks. This includes and covers any use of NOVUS-Registered Trademark-, including the stylized "O"-Registered Trademark-(including as shown in U.S. Trademark Registration Nos. 1,850,984 and 1,820,399), AIMS-Registered Trademark-, PROVUS-TM-, or "NOVA" or any variation or derivative thereof (including without limitation the use of "NOVA" as a prefix or suffix), or any term, design or symbol confusingly similar thereto. Novus shall have no right, title, interest or license to use, and shall discontinue any use of, any Alcide trademarks or servicemarks, or any term, design or symbol confusingly similar thereto. This includes and covers any use of the "SANOVA" trademark following the Effective Time.

       5.4 It is recognized and agreed that, contemporaneously with this Agreement, the parties are entering into a License Agreement and a SANOVA-Registered Trademark- Services Agreement. Further, it is recognized and agreed that the 1997 Agreement will continue through the Effective Time, and that except as otherwise provided herein any obligations accrued prior to the Effective Time and the provisions of Sections 6, 7, 8 and 9 of the 1997 Agreement shall survive. The letter agreement between the parties dated August 11, 1998 will be terminated and of no further force and effect as of the Effective Time.

       5.5 The letter agreement between the parties dated October 23, 1998 with respect to [*] will remain in full force and effect, except that (a) costs shall be allocated and paid as provided in the 1997 Agreement, (b) any assignment of the SANOVA System Agreement

                                        "Material omitted pursuant to a request
                                        for confidential treatment and filed
                                        separately with the Commission."

shall be in accordance with this Section 5.5 and liabilities, in the event of such assignment, shall be governed by this Agreement and (c) since the equipment has not been assigned to [*], it will be assigned to Alcide in connection with the assignment of the SANOVA Systems Agreement, in which case such equipment shall be deemed to be part of the Assets hereunder. Pursuant to that letter agreement, in the event the SANOVA System Agreement of May 14, 1998 between Novus and [*] is still in effect as of the Effective Time, such agreement shall be assigned to Alcide, and shall be deemed to be part of the Assigned Contracts hereunder. Payments shall be made quarterly to Novus out of Alcide's gross profit from the equipment (revenue received less cost of goods and maintenance costs), wherever located, pursuant to Paragraph 6 of the October 23, 1998 letter agreement.

       5.6 Except as expressly otherwise provided herein, Novus and Alcide each, for themselves and their respective representatives, successors and assigns, hereby releases the other and its successors and assigns from any and all claims, liabilities or obligations arising out of or relating to the 1997 Agreement, the prior course of conduct of the parties, or any other understandings or agreements related thereto, whether any such claim, liability or obligation is known or unknown as of the date of this Agreement. This release is expressly intended to, and shall, operate as a bar to any action at law or equity which either party, its shareholders, representatives, successors or assigns might have against the other or its successors and assigns with respect to any such claim, liability or obligation. The provisions of this Section 5.6 shall not, however, affect any claim, liability or obligation under this Agreement or any of the additional agreements expressly contemplated hereby, whether accruing or related to periods before or after the date hereof.

6.     COP CONDITIONS

       6.1 The payments provided for herein are subject to satisfaction of certain conditions relating to United States Department of Agriculture, Food Safety and Inspection Service ("USDA") approval of continuous on-line processing ("COP"). As used in this Agreement, such conditions shall be defined as follows:

              (i) The "[*] COP Condition" shall be deemed satisfied if the USDA continues approval of the protocol for confirming the efficacy of online reprocessing of poultry carcasses using the SANOVA System and the USDA approves expansion of testing under the protocol for all four processing lines for Phase II at the [*] facility in [*].

              (ii) The "[*] COP Condition", the "[*] COP Condition", the "[*]COP Condition" and the [*] COP Condition" shall each be deemed satisfied upon receipt

                                               "Material omitted pursuant to a
                                               request for confidential
                                               treatment and filed separately
                                               with the Commission."

by Alcide or the customer, directly or through an agent or representative, of approval by USDA of a protocol (including approval to commence individual plant testing) for confirming the efficacy of on-line reprocessing of poultry carcasses using the SANOVA System applicable to the [*] facility at [*], the [*] facility at [*], the [*] facility at [*], and the [*] facility at [*], respectively, provided that, with respect to the [*] facility and prior to such approval, [*] has agreed to the current form of amendment to Appendix D to its Assigned Contract to cover the [*] facility. In the event the proviso to the preceding sentence is not satisfied on or before the Effective Time,
(a) the Assets identified in Item I(ii) of Exhibit A shall be treated as Option Assets rather than Assets, with the purchase thereof (including without limitation payment of the purchase price therefore) governed by the provisions of Section 1.2 rather than by Section 1.1 and the payment terms set forth in Section 1.2(iii), and (b) all references to the [*] COP Condition shall be deemed deleted from this Agreement.

              (iii) The [*] COP Condition, the [*] COP Condition (subject to the last sentence of Section 6.1(ii)), the [*] COP Condition and the [*] COP Condition (subject to Section 2.3(iii)) are referred to collectively in this Agreement as the "COP Conditions."

       6.2 Alcide shall use commercially reasonable efforts to accomplish the satisfaction of each of the COP Conditions as soon as possible. Alcide represents and warrants that it has filed letters requesting approval to commence COP testing at the plants located in [*], and will promptly file such a letter with respect to the plant located in [*].

       6.3 In the event any of the Assets are being used (wherever located) to provide anti-microbial services on or at any time after November 30, 1999 in connection with the commercialization by Alcide of any anti-microbial treatment, including SANOVA, and Alcide is receiving revenue in connection therewith, then the COP Condition for the particular facility at which such Assets were originally located ([*]) shall be deemed to have been satisfied from and after such date.

7.     GENERAL

       7.1 Notices. Any notice, report or other document required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by nationally recognized commercial courier or by facsimile (with receipt verified) or mailed, postage prepaid, by first class, certified or registered mail, return receipt requested, addressed as follows:

              If to Novus:

              Novus International, Inc.
              Attention:  General Counsel
              530 Maryville Centre Drive
              St. Louis, Missouri  63141
              Facsimile: (314) 576-4250

              If to Alcide:

              Alcide Corporation
              Attention:  President
              8561 154th Avenue NE
              Redmond, Washington 98052
              Facsimile:  (425) 861-0173

or to such other address as may be specified from time to time by either party in a written notice given in accordance herewith. The parties shall acknowledge in writing the receipt of any such notice given in person, and any such notice given by courier, facsimile or mail shall be effective when received.

       7.2 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party, which consent may be granted or denied by the other party in its sole discretion. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

       7.3 Independent Contractors. It is agreed and understood by the parties that each of Novus and Alcide, in its performance of its obligations and responsibilities under this Agreement, is an independent contractor and that nothing herein contained shall be deemed to create any agency, employment, joint venture, partnership, representation or fiduciary relationship between the parties, or any other similar relationship, the existence of which is hereby expressly denied. Neither party shall have the authority to, nor shall either party attempt to, create any obligation on behalf of the other party. The provisions of this Agreement shall not be construed as authorizing or providing either party any right to exercise any control or discretion over the operation, activities, officers, employees or agents of the other party in connection with this Agreement, it being understood and agreed that the entire control and direction of such operations, activities, officers, employees or agents shall remain with such party.

       7.4 Disputes; Governing Law and Jurisdiction. The parties agree insofar as possible to use every reasonable effort to settle any dispute or disagreement between them relating to this Agreement by amicable means and not to resort to legal action unless and until the parties have in good faith attempted to settle such dispute or disagreement in the foregoing manner. The validity, interpretation and performance of this Agreement shall be governed and construed in accordance with the laws of the State of Illinois, U.S.A., not including any of such state's choice of law rules. Any controversy or claim arising out of, or relating to, this Agreement, or any breach thereof shall be exclusively settled by the courts and authorities within the State of Illinois, to whose exclusive jurisdiction the parties hereby submit. The parties consent and agree irrevocably to any venue within the geographic limits of Cook County, Illinois, hereby waiving any other venue to which they might be entitled by virtue of domicile or otherwise.

       7.5 Offset. Either party shall have the right to offset under this Agreement, meaning that either may deduct from amounts to be paid to the other party, any sums such other party may owe the offsetting party under this Agreement.

       7.6 Complete Agreement. This Agreement constitutes the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof.

       7.7 Headings. Headings as to the contents of particular provisions of this Agreement are for convenience only and are in no way to be construed as part of this Agreement nor as a limitation of the scope of the particular provisions to which they refer.

       7.8 Severability. The provisions of this Agreement shall be interpreted, if possible, so as to be valid, legal and enforceable. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or is otherwise held to be invalid, illegal or unenforceable by a court with jurisdiction over the parties to this Agreement, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law, and the remainder of this Agreement shall remain in full force and effect.

       7.9 Amendments; Waivers. This Agreement may be amended, modified, or waived only by another writing signed by the authorized representatives of both parties. The delay or failure of either party to this Agreement to enforce or insist upon compliance with any of the terms or conditions of this Agreement or to exercise any remedy provided herein, the waiver of any term or condition of this Agreement, or the granting of an extension of time for performance shall not constitute the permanent waiver of any term, condition or remedy of or under this Agreement, and this Agreement and each of its provisions shall remain at all times in full force and effect until modified as provided herein.

       7.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which taken together shall be one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto through their respective authorized representatives have executed this Agreement, effective as of the day and year first written above.


ALCIDE CORPORATION                         NOVUS INTERNATIONAL, INC.



By       /s/ John Richards                 By       /s/ W.J. Privott
         ------------------------                   -------------------
Name     John Richards                     Name     W.J. Privott
         ------------------------                   -------------------
Title    Executive Vice President          Title    Pres./CEO
         ------------------------                   -------------------

                                           "Material omitted pursuant to a
                                            request for confidential
                                            treatment and filed separately
                                            with the Commission."


                                     EXHIBIT A

                       TRANSFERRED ASSETS AND PURCHASE PRICE

I.     Assets associated with [*] facilities:

       (i)    [*]:

              (a) Asset: All equipment installed (including spare parts on site) related to the SANOVA System, including components to monitor inventory levels and certain other variables, at the [*] facility located in [*].

              Purchase Price:  [*].

              (b) Asset: The receivable due Novus from [*] for Johnson birdwashers installed at the [*] facility and financed by Novus. [*].

              Purchase Price: Alcide will assume this receivable and pay Novus the outstanding balance as of the Effective Time, [*].

              (c)    [*].

       (ii)   [*]:

              (a) Asset: Any and all equipment needed for installation of a SANOVA System, to the extent available from inventories held by Novus, at the [*] facility located in [*].

              Purchase Price:  [*].

II.    Assets associated with [*] facilities:

              (i)    [*]:

              Asset: All equipment installed (including spare parts on site) related to the SANOVA System, including components to monitor inventory levels and certain other variables, at the [*] facility located at [*].

                                               "Material omitted pursuant to a
                                               request for confidential
                                               treatment and filed separately
                                               with the Commission."

              Purchase Price:  [*].

              (ii)   [*]

              Asset: All equipment installed (including spare parts on site) related to the SANOVA System, including components to monitor inventory levels and certain other variables, at the [*] facility located at [*].

              Purchase Price:  [*].

              (iii)  [*]

              Asset: All equipment installed (including spare parts on site) related to the SANOVA System, including components to monitor inventory levels and certain other variables, at the [*] facility located at [*].

              Purchase Price: [*].

III.   Raw Materials at Customers:

              Asset: All raw materials held at customers, including without limitation SANOVA base and activator, as of the Effective Time.

              Purchase Price: [*]. Alcide will pay Novus this amount [*]. This amount will be reconciled according to Section 5.2 of this Agreement.

IV.    Spare Parts:

              Asset: All inventory of spare parts for installed SANOVA systems. A complete inventory list will be provided 10 days before the Effective Time.

              Purchase Price: [*], such amount to be paid on [*] and to be reconciled according to Section 5.2 of this Agreement. [*].

                                    EXHIBIT B-1

                            BILL OF SALE AND ASSIGNMENT
                           OF EQUIPMENT AND RAW MATERIALS

       KNOW ALL MEN BY THESE PRESENTS, that Novus International, Inc., a Delaware corporation ("Novus"), for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by it, does hereby sell, transfer, convey, assign and deliver to Alcide Corporation, a Delaware corporation ("Alcide"), all of its right, title and interest in and to the equipment and other assets identified in Exhibit X, all of which are being transferred pursuant to the Transfer of Assets and Assignment of Contracts between Novus and Alcide dated ______________, 1998 (the "Agreement"), which is incorporated herein by reference.

       This Bill of Sale and Assignment shall be binding upon and inure to the benefit of Alcide and Novus and their respective successors and assigns.

NOVUS INTERNATIONAL, INC.



By     _____________________________
Name   _____________________________
Title  _____________________________



ACCEPTED BY:

ALCIDE CORPORATION



By     _____________________________
Name   _____________________________
Title  _____________________________

                                               "Material omitted pursuant to a
                                               request  for confidential
                                               treatment and filed separately
                                               with the Commission."

                                     EXHIBIT X


                      TRANSFERRED EQUIPMENT AND RAW MATERIALS


I.     Assets associated with [*] facilities:

       (i)    [*]:

              (a) All equipment installed (including spare parts on site) related to the SANOVA System, including components to monitor inventory levels and certain other variables, at the [*] facility located in [*].

              (b) The receivable due Novus from [*] for Johnson birdwashers installed at the [*] facility and financed by Novus.


       (ii)   [*]:

              Any and all equipment needed for installation of a SANOVA System, to the extent available from inventories held by Novus, at the [*] facility located in [*].

II.    Assets associated with [*]:

              (i)    [*]:

              All equipment installed (including spare parts on site) related to the SANOVA System, including components to monitor inventory levels and certain other variables, at the [*] facility located at [*].

              (ii)   [*]

              All equipment installed (including spare parts on site) related to the SANOVA System, including components to monitor inventory levels and certain other variables, at the [*] facility located at [*].

                                               "Material omitted pursuant to a
                                               request for confidential
                                               treatment and filed separately
                                               with the Commission."

              (iii)  [*]

              All equipment installed (including spare parts on site) related to the SANOVA System, including components to monitor inventory levels and certain other variables, at the [*] facility located at [*].

III.   Raw Materials at Above Listed Locations:

              All raw materials held at the locations listed above, including without limitation SANOVA base and activator, as of the Effective Time.

                                 EXHIBIT B-2

                         BILL OF SALE AND ASSIGNMENT
                                OF SPARE PARTS

       KNOW ALL MEN BY THESE PRESENTS, that Novus International, Inc., a Delaware corporation ("Novus"), for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by it, does hereby sell, transfer, convey, assign and deliver to Alcide Corporation, a Delaware corporation ("Alcide"), all of its right, title and interest in and to the assets identified in Exhibit Y, all of which are being transferred pursuant to the Transfer of Assets and Assignment of Contracts between Novus and Alcide dated ______________, 1998 (the "Agreement"), which is incorporated herein by reference.

       This Bill of Sale and Assignment shall be binding upon and inure to the benefit of Alcide and Novus and their respective successors and assigns.


NOVUS INTERNATIONAL, INC.



By     _________________________
Name   _________________________
Title  _________________________


ACCEPTED BY:

ALCIDE CORPORATION



By     _____________________________
Name   _____________________________
Title  _____________________________

                                   EXHIBIT Y


                           TRANSFERRED SPARE PARTS

                                                 "Material omitted pursuant to a
                                                 request for confidential
                                                 treatment and filed separately
                                                 with the Commission."

                                     EXHIBIT C

                                   OPTION ASSETS

I.     Uninstalled Units

       (a)    [*]

       (b)    [*]

       (c)    [*]

II. Skids (including cabinets and associated spare parts) - to be purchased as "units" at a price of [*] for any of the [*] units used in USDA trials, and [*] for any of the [*] unused units.

III.   Monfort Skid - purchase price to be [*].

IV. Lohmann Skid and associated Raw Materials - purchase price to be [*]. If customer requests removal, Novus will notify Alcide and if Alcide does not purchase within 10 days, Novus may remove the equipment and sell or otherwise dispose of it, as it deems appropriate.

V. Dip Tank: A Dip Tank as described in Novus drawing "D 43 PP SK02" as submitted to the USDA and subsequently approved May 1, 1997. Purchase Price to be [*].

PAYMENT TERMS: Payment of the purchase price of any of the above assets will accompany the written notice of desire to purchase such asset, as set out in
Section 1.2 (ii).

                                                 "Material omitted pursuant to a
                                                 request for confidential
                                                 treatment and filed separately
                                                 with the Commission."

                                     EXHIBIT D

                                 ASSIGNED CONTRACTS

       SANOVA System Agreements between Novus International, Inc. and the following customers:

       [*]

                                                 "Material omitted pursuant to a
                                                 request for confidential
                                                 treatment and filed separately
                                                 with the Commission."

                                  EXHIBIT E

                        SETTLEMENT OF CERTAIN PAYMENTS

I.     Amounts due from Novus to Alcide

       (a)    [*] for raw material costs through August 31, 1998

       (b) Estimated raw material purchases, September 1, 1998 through November 30, 1998 - [*](1)

II.    Amounts due from Alcide to Novus

       (a) 1/2 of estimate of cost of goods sold, net of revenue, through November 30, 1998 - [*](1)

       (b) The following items, which the parties have agreed to settle for an aggregate of [*]:

              1)     1/2 of [*] expenses

              2) 1/2 of insurance premium from September 1, 1998 through November 30, 1998

              3)     Cost of the COP trial at [*]

              4)     Fees for European Consultants for August through October,
                     1998

              5)     Cost of Canadian regulatory consultants (Cantox)

              6)     Settlement of claims for USDA trial costs

____________________________

(1)    To be reconciled pursuant to Section 5.2

                                   EXHIBIT F

                              TRADEMARK ASSIGNMENTS


 [FORMS OF ASSIGNMENT WHICH ACCOMPANIED KEMP LETTER OF 10/23/98 TO BE ATTACHED]

                                                 "Material omitted pursuant to a
                                                 request for confidential
                                                 treatment and filed separately
                                                 with the Commission.

                               AMENDMENT TO THE
                TRANSFER OF ASSETS AND ASSIGNMENT OF CONTRACTS
     AGREEMENT DATED NOVEMBER 11, 1998 BETWEEN NOVUS INTERNATIONAL, INC.
                ("NOVUS") AND ALCIDE CORPORATION ("ALCIDE")


        Section 2.3 of the Transfer of Assets and Assignment of Contracts Agreement ("TOA Agreement") required Novus to use commercially reasonable efforts to obtain [*] consent to the assignment of its SANOVA-Registered Trademark- System Agreement ("SANOVA Agreement") to Alcide. Novus promptly met with [*] to try and obtain its consent; however, despite Novus' best commercial efforts, [*] will not consent to assignment of its SANOVA Agreement until [*]receives COP approval.

        Thus, Novus and Alcide desire to amend Section 2.3 of the TOA Agreement respecting the [*] SANOVA Agreement, referenced on Exhibit D of the TOA Agreement, and the [*] Assets, identified in Item II (iii) of Exhibit A, by deleting Section 2.3 and replacing it with a new Section 2.3 as follows:



       2.3 As of the Effective Time, Alcide, as Novus' agent, will at its expense perform and be subject to all of Novus' rights and obligations under the June 5, 1998 [*] SANOVA System Agreement ("SANOVA Agreement"), and shall fully indemnify and hold Novus harmless with respect to Alcide's performance thereunder.


              (i) At the Effective Time, Novus will transfer the [*] Asset, identified on Exhibit A, at II (iii), pursuant to the terms and conditions set forth in Section 1.1.

                                          "Material omitted pursuant to a
                                          request for confidential treatment and
                                          filed separately with the Commission."


              (ii) In addition to the terms and conditions set forth in Exhibit A, at II (iii), the purchase price for the [*] Asset shall not be payable to Novus until [*] has consented to the assignment of the SANOVA Agreement to Alcide or an agreement has been reached between [*] and Alcide for Alcide to provide SANOVA services.


              (iii) If [*] desires to terminate its SANOVA Agreement with Novus, Novus will permit [*] to do so, and Novus agrees to notify Alcide of such termination as soon as practicable.


        Except as specifically set forth herein, all other terms and conditions of the TOA Agreement shall continue to apply.

        Please evidence Alcide's agreement to the provisions of this Addendum by executing both originals, then returning one executed original to Novus. The other original is for your file.

        ALCIDE CORPORATION                 NOVUS INTERNATIONAL, INC.


        By:    /s/ John Richards           By:    /s/ Thad Simons
             -----------------------            -----------------------

        Name:    John Richards                      Thad Simons
             -----------------------

        Title:    Exec. V.P.                        Vice President
             -----------------------

                  12/1/98                           11/30/98